UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 618-7255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

As previously reported, on January 25, 2017, United Rentals (North America), Inc. (“URNA”), a Delaware corporation and wholly owned subsidiary of United Rentals, Inc. (“URI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NES Rentals Holdings II, Inc., a Delaware corporation (“NES”), UR Merger Sub II Corporation (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of URNA, and Diamond Castle Holdings, LLC, a Delaware limited liability company, solely in its capacity as the Stockholder Representative (“Stockholder Representative”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into NES (the “Merger”), with NES as the surviving corporation in the Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of NES common stock issued and outstanding will be converted into the right to receive a pro rata share (as determined on a fully diluted basis) of the base consideration of $965,000,000, subject to customary post-closing purchase price adjustments and adjustments for rental fleet sales and purchases as set forth in the Merger Agreement (the “Per Share Merger Consideration”).  In addition, at the Effective Time, each outstanding award of restricted stock in respect of shares of NES common stock granted under NES’s stock incentive plan will fully vest, and each share of common stock underlying each restricted stock will be treated as NES common stock for all purposes of receiving the Per Share Merger Consideration under the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants made by NES, URNA and Merger Sub.  Each party has agreed to comply with customary covenants during the interim period between the date of the Merger Agreement and the date of closing of the Merger, including covenants by NES (i) to conduct the business of NES and its subsidiaries in the ordinary course and (ii) not to solicit or provide information to any person with respect to any alternative transactions with third parties.

The completion of the Merger is subject to customary conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the approval of the holders of a majority of the outstanding shares of NES common stock, (iii) the absence of any injunction or order prohibiting the Merger, (iii) the accuracy of representations and warranties (subject to customary materiality qualifiers) and material compliance with covenants set forth in the Merger Agreement, (iv) the entry into employment agreements between URNA or the surviving corporation and certain members of senior management of NES and its subsidiaries and non-compete agreements between URNA or the surviving corporation and certain employees of NES and its subsidiaries and (v) the absence of any change, event or development from the date of the Merger Agreement until the effective time of the Merger, that has had, or is reasonably likely to have, a material adverse effect on the business, financial condition or results of operations of NES and its subsidiaries.

URNA and NES are permitted under certain circumstances to terminate the Merger Agreement, including in the event that, among other things, the Merger is not consummated by October 25, 2017, which date is subject to extension by written agreement of the parties.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K in order to provide information regard its terms.  It is not intended to provide any other factual information about URNA, NES or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for purposes of the Merger Agreement and as of the date of the Merger Agreement, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of URNA.  Investors and security holders of URNA should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of URNA or NES.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by URNA.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements involve significant risks and uncertainties that may cause actual results to differ materially from such forward-looking statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement, including any such statement concerning the completion and anticipated benefits of the proposed transaction, can be guaranteed, and actual results may differ materially from those projected. United Rentals undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the SEC reports filed by United Rentals, as well as the possibility that (1) United Rentals may be unable to obtain regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the acquisition as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and NES, including, without limitation, problems associated with the potential loss of any key employees of NES; (4) the proposed transaction may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues that we fail to discover during the due diligence investigation of NES or that are not subject to indemnification or reimbursement by NES, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (5) our business may suffer as a result of uncertainty surrounding the proposed transaction, any adverse effects on our ability to maintain relationships with customers, employees and suppliers, or the inherent risk associated with entering a geographic area or line of business in which we have no or limited experience; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals. United Rentals gives no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. All forward-looking statements included in this document are based upon information available to United Rentals on the date hereof; and United Rentals assumes no obligations to update or revise any such forward-looking statements. This communication is not intended to be a recommendation to buy, sell or hold securities and does not constitute an offer for the sale of, or the solicitation of an offer to buy securities in any jurisdiction, including the United States. Any such offer will only be made by means of a prospectus or offering memorandum, and in compliance with applicable securities laws.

Item 9.01.                                        Financial Statements and Exhibits.

2.1     Agreement and Plan of Merger, dated as of January 25, 2017, by and among United Rentals (North America), Inc., UR Merger Sub II Corporation, NES Rentals Holdings II, Inc. and Diamond Castle Holdings, LLC, solely in its capacity as the Stockholder Representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2017

UNITED RENTALS, INC.

By:	/S/ Craig A. Pintoff
Name: Craig A. Pintoff
Title: Senior Vice President and General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/S/ Craig A. Pintoff
Name: Craig A. Pintoff
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 25, 2017, by and among United Rentals (North America), Inc., UR Merger Sub II Corporation, NES Rentals Holdings II, Inc. and Diamond Castle Holdings, LLC, solely in its capacity as the Stockholder Representative.